UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 19, 2005
INTERNATIONAL LEASE FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-31616	22-3059110

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
10250 Constellation Boulevard, Suite 3400
Los Angeles, California 90067
(Address of principal executive offices, including zip code)
(310) 788-1999
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
EXHIBIT INDEX
EX-1.1
EX-4.1
EX-4.2
EX-5.1

Item 9.01 Financial Statements and Exhibits
     (c) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 19, 2005, between the Registrant and Banc of America Securities LLC, Citigroup Global Markets Inc., UBS Securities LLC, Mitsubishi Securities International plc, Santander Investment Securities, Inc., Scotia Capital (USA) Inc., and Wachovia Capital Markets, LLC, relating to the Registrant’s 5.00% Notes due September 15, 2012 (the “Notes”).

4.1	Officers’ Certificate (without exhibits), dated September 22, 2005, establishing the terms of the Notes.

4.2	Form of certificate for the Notes.

5.1	Opinion of O’Melveny & Myers LLP regarding the legality of the Notes.

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto).

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION

/s/ Alan H. Lund

By:	Alan H. Lund
Vice Chairman and
Chief Financial Officer
DATED: September 22, 2005

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 19, 2005, between the Registrant and Banc of America Securities LLC, Citigroup Global Markets Inc., UBS Securities LLC, Mitsubishi Securities International plc, Santander Investment Securities, Inc., Scotia Capital (USA) Inc., and Wachovia Capital Markets, LLC, relating to the Registrant’s 5.00% Notes due September 15, 2012 (the “Notes”).

4.1	Officers’ Certificate (without exhibits), dated September 22, 2005, establishing the terms of the Notes.

4.2	Form of certificate for the Notes.

5.1	Opinion of O’Melveny & Myers LLP regarding the legality of the Notes.

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto).